Victory Funds

Victory CEMP US Small Cap Volatility Wtd Index Fund

Supplement dated December 24, 2015

to the Summary Prospectus dated October 28, 2015 (“Prospectus”)

The following information hereby supersedes the “Fund Fees and Expenses” and “Example” tables found on pages 1-2 of the Prospectus:

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 11 of the Fund’s Prospectus and in Additional Purchase, Exchange and Redemption Information on page 60 of the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None	1.00	%(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses (2)	0.64%	0.41%	0.38%
Total Annual Fund Operating Expenses (2)	1.59%	2.11%	1.08%
Fee Waivers and Expense Reimbursement (3)	(0.60)%	(0.37)%	(0.34)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement (3)	0.99%	1.74%	0.74%

(1) The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

(2) Restated to reflect current contractual fees and exclusion of business development companies (“BDCs”) from the Fund’s underlying index. Prior inclusion of BDCs in the Fund’s underlying index had resulted in 0.13% of Acquired Fund Fees and Expenses (“AFFE”) during the Fund’s fiscal year ended June 30, 2015. AFFE are fees and expenses of investment companies (including BDCs) in which the Fund invests which are indirectly incurred by the Fund.

(3) The Adviser has contractually agreed to waive its management fee and/or reimburse expenses through at least October 31, 2017 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding AFFE and certain other items such as interest, taxes and brokerage commissions) do not exceed 0.99%, 1.74%, and 0.74% of the Fund’s Class A, Class C and Class I shares, respectively. The Adviser is permitted to recoup advisory fees waived and expense reimbursed by it or by the Fund’s predecessor advisor for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$670	$934	$1,281	$2,257
Class C (If you sell your shares at the end of the period.)	$277	$588	$1,064	$2,381
Class I	$76	$274	$528	$1,254

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

Class	1 Year	3 Years	5 Years	10 Years
Class C	$177	$588	$1,064	$2,381

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.